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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)   FEBRUARY 4, 2008
                                                          ----------------------


                              OVERHILL FARMS, INC.
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             (Exact name of registrant as specified in its charter)

             NEVADA                          001-16699           75-2590292
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  (State or other jurisdiction              (Commission         (IRS Employer
        of incorporation)                  File Number)      Identification No.)

               2727 EAST VERNON AVENUE, VERNON, CALIFORNIA  90058
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               (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code        (323) 582-9977
                                                   -----------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         Effective February 4, 2008, Louis J. Giraudo voluntarily resigned from the board of directors of Overhill Farms, Inc. (the "Company"). Mr. Giraudo stated that his resignation was the result of his disagreement with the Company's response to indications of interest from his private equity firm and its financial partner. The Company issued a press release disclosing the circumstances of the resignation of Mr. Giraudo. A copy of the press release is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

         At the time of his resignation, Mr. Giraudo was a member of the Company's audit and compensation committees. The board of directors has subsequently appointed Harold Estes to the audit committee. The Company has not yet determined whether it will eventually fill the board vacancy resulting from Mr. Giraudo's departure or will instead reduce the size of its board of directors.

         A copy of Mr. Giraudo's resignation letter and correspondence to the Company are attached as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Businesses Acquired.
              -------------------------------------------

              Not applicable.

         (b)  Pro Forma Financial Information.
              -------------------------------

              Not applicable.

         (c)  Shell Company Transaction.
              -------------------------

              Not applicable.

         (d)  Exhibits.
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              Number   Description
              ------   -----------
              10.1     Resignation letter and correspondence from Louis J.
                       Giraudo

              99       Press Release dated February 6, 2008


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 6, 2008                     OVERHILL FARMS, INC.

                                            By: /s/  Tracy E. Quinn
                                                --------------------------------
                                                Tracy E. Quinn,
                                                Interim Chief Financial Officer


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                        EXHIBIT ATTACHED TO THIS FORM 8-K

        Number       Description
        ------       -----------

        10.1         Resignation letter and correspondence from Louis J. Giraudo

        99           Press Release dated February 6, 2008


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